Exhibit 99.2

SECOND QUARTER 2013 SUPPLEMENTAL DATA JUNE 30, 2013

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2013 that will be released on Form 10-Q to be filed on or before August 9, 2013.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-48
Corporate Information	49
Analyst Coverage	50
Supplemental Definitions	51

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

SECOND QUARTER 2013 HIGHLIGHTS UNAUDITED

Summary

New York, NY, July 24, 2013 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $120.5 million, or $1.27 per diluted share, for the quarter ended June 30, 2013 inclusive of charges related to the redemption of the Series C Cumulative Redeemable Preferred Stock of $12.2 million, or $0.13 per diluted share, and transaction costs of $1.7 million, or $0.02 per diluted share, compared to $179.0 million, or $1.92 per diluted share, for the same quarter in 2012 after giving consideration to transaction costs of $2.0 million, or $0.02 per diluted share.  The prior year results reflect additional income of $67.9 million, or $0.73 per diluted share, related to profit, from the recapitalization of 717 Fifth Avenue.

Net income attributable to common stockholders totaled $8.3 million, or $0.09 per diluted share, for the quarter ended June 30, 2013, compared to $103.0 million, or $1.14 per diluted share, for the same quarter in 2012.

Operating and Leasing Activity

For the second quarter of 2013, the Company reported revenues and operating income of $365.1 million and $207.4 million, respectively, compared to $344.5 million and $264.2 million, respectively, for the same period in 2012.

Same-store cash NOI on a combined basis increased by 2.2 percent to $184.8 million for the quarter ended June 30, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 2.4 percent to $160.8 million and unconsolidated joint venture property same-store cash NOI increased 0.9 percent to $24.0 million.

Same-store cash NOI on a combined basis increased by 3.3 percent to $366.0 million for the six months ended June 30, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 3.6 percent to $318.4 million and unconsolidated joint venture property same-store cash NOI increased 1.4 percent to $47.7 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at June 30, 2013 increased to 94.4 percent compared to 93.8 percent at June 30, 2012 and 94.3 percent at March 31, 2013.

During the quarter, the Company signed 69 office leases in its Manhattan portfolio totaling 768,682 square feet.  Twenty-nine leases totaling 228,159 square feet represented office leases that replaced previous vacancy. Forty office leases comprising 540,523 square feet, which had been occupied within the prior twelve months, had average starting rents of $65.32 per rentable square foot, representing an 11.7 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the second quarter was 7.1 years and average tenant concessions were 3.3 months of free rent with a tenant improvement allowance of $32.17 per rentable square foot.

During the quarter, 641,012 square feet of office leases commenced in the Manhattan portfolio.  Office leases totaling 131,210 square feet replaced previous vacancy. Office leases comprising the remaining 509,802 square feet, which had been occupied within the prior twelve months, had average starting rents of $56.60 per rentable square foot, representing a 5.0

SECOND QUARTER 2013 HIGHLIGHTS UNAUDITED

percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio increased to 80.5 percent at June 30, 2013, compared to 80.2 percent at March 31, 2013.

During the quarter, the Company signed 44 office leases in the Suburban portfolio totaling 269,955 square feet.  Twenty leases totaling 99,582 square feet represented office leases that replaced previous vacancy. Twenty-four office leases comprising the remaining 170,373 square feet, which had been occupied within the prior twelve months, had average starting rents of $30.46 per rentable square foot, representing a 10.6 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the second quarter was 6.2 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $17.49 per rentable square foot.

During the quarter, 211,056 square feet of office leases commenced in the Suburban portfolio.  Leases totaling 59,648 square feet represented office leases that replaced previous vacancy. Office leases comprising 151,408 square feet had been occupied within the prior twelve months and had average starting rents of $34.25 per rentable square foot, representing a 10.3 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the second quarter included:

•                  Early renewal on 178,024 square feet with The Travelers Indemnity Company for 5.0 years at 485 Lexington Avenue bringing the remaining lease term to 8.2 years;

•                  Early renewal and expansion on 72,080 square feet with IMG Worldwide, Inc. for a weighted average term of 10.1 years at 304 Park Avenue South bringing the remaining lease term to 14.8 years;

•                  New lease on 52,450 square feet with Pandora Media, Inc. for 10.0 years at 125 Park Avenue;

•                  New lease on 49,541 square feet with Blue Mountain Realty, LLC for 10.0 years at 280 Park Avenue;

•                  New lease on 49,541 square feet with Promontory Financial Group, LLC for 10.0 years at 280 Park Avenue;

•                  Early renewal on 37,224 square feet with Deloitte LLP for 10.0 years at Jericho Plaza bringing the remaining lease term to 11.1 years;

•                  Early renewal on 36,920 square feet with SGS North America, Inc. for 11.0 years at The Meadows bringing the remaining lease term to 11.8 years; and

•                  Early renewal on 35,113 square feet with Beth Israel Medical Center for 15.6 years at 555 West 57th Street bringing the remaining lease term to 16.6 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2013 were $21.5 million, or 5.0 percent of total revenues including the Company’s share of joint

SECOND QUARTER 2013 HIGHLIGHTS UNAUDITED

venture revenue compared to $20.7 million, or 5.2 percent for the quarter ended June 30, 2012.

Real Estate Investment Activity

In March 2013, the Company entered into an agreement to sell its 130,000 square foot property located at 300 Main Street in Stamford, Connecticut for $13.5 million.  The property, which was acquired by the Company in January 2007, is encumbered by an $11.5 million first mortgage.  The sale is expected to close during the third quarter of 2013, subject to customary closing conditions.

In April 2013, the Company acquired interests from its joint venture partner, City Investment Fund, in 16 Court Street in Brooklyn, in a transaction which valued the Property at $96.2 million, inclusive of the $84.6 million mortgage encumbering the property.  This property, which was originally acquired by the joint venture in July 2007, was previously accounted for as an investment in unconsolidated joint ventures.

In June 2013, the Company entered into an agreement to sell its 345,400 square foot property located at 333 West 34th Street in Manhattan for $220.3 million, or approximately $630 per square foot.  The building which was acquired by SL Green in June 2007, is 100 percent occupied and is unencumbered by debt.  The sale is expected to close during the third quarter of 2013, subject to customary closing conditions.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.2 billion at June 30, 2013.  During the second quarter, the Company purchased and originated new debt and preferred equity investments totaling $79.0 million, all of which are collateralized by New York City commercial office properties, and recorded $297.1 million of principal reductions from investments that were sold or repaid. The debt and preferred equity investment portfolio had a weighted average maturity of 2.37 years as of June 30, 2013 and had a weighted average yield during the quarter ended June 30, 2013 of 10.96 percent.

During the second quarter, the Company recorded additional income of $6.4 million in connection with the repayment at par of the first mortgage secured by interests in 315 Park Avenue South, Manhattan. The Company acquired this non-performing loan with an original balance of $219.0 million in November 2012.

Financing and Capital Activity

In April 2013, the Company refinanced the previous $119.6 million first mortgage at 1552-1560 Broadway with a new three-year construction financing facility totaling $200.0 million, which carries a weighted average floating rate of interest of 317 basis points over the 30-day LIBOR.

In April 2013, the Company refinanced the maturing $12.0 million mortgage at 21 East 66th Street with a new $12.0 million 10-year mortgage which bears interest at a fixed rate of 3.6 percent.

SECOND QUARTER 2013 HIGHLIGHTS UNAUDITED

In May 2013, the Company refinanced the maturing $53.2 million mortgage at 29 West 34th Street with a new $53.2 million five-year mortgage which carries a floating rate of interest of 190 basis points over the 30-day LIBOR.

During the second quarter, the Company redeemed all 7,700,000 outstanding shares of its 7.625% Series C Cumulative Redeemable Preferred Stock at a redemption price of $25.00 per share, plus $0.3495 per share in accumulated and unpaid dividends on such shares through the redemption date.

Dividends

During the second quarter of 2013, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.33 per share of common stock, which was paid on July 15, 2013 to stockholders of record on the close of business on July 1, 2013; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2013 through and including July 14, 2013, which was paid on July 15, 2013 to stockholders of record on the close of business on July 1, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data June 30, 2013 (Amounts in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Earnings Per Share
Net income available to common stockholders - diluted	$0.09	$0.21	$0.22	$0.09	$1.14
Funds from operations available to common stockholders - diluted	$1.27	$1.16	$1.14	$1.12	$1.92
Funds available for distribution to common stockholders - diluted	$0.91	$1.03	$0.74	$0.81	$0.71

Common Share Price & Dividends
At the end of the period	$88.19	$86.11	$76.65	$80.07	$80.24
High during period	$94.21	$86.29	$79.63	$84.88	$83.31
Low during period	$84.36	$78.16	$71.37	$76.13	$70.91
Common dividends per share	$0.33	$0.33	$0.33	$0.25	$0.25

FFO payout ratio	25.9%	28.5%	29.0%	22.4%	13.0%
FAD payout ratio	36.2%	32.2%	44.6%	30.7%	35.2%

Common Shares & Units
Common shares outstanding	91,813	91,555	91,250	90,363	89,938
Units outstanding	2,794	2,586	2,760	3,310	3,486
Total common shares and units outstanding	94,607	94,141	94,010	93,673	93,424

Weighted average common shares and units outstanding - basic	94,312	94,086	93,747	93,561	92,982
Weighted average common shares and units outstanding - diluted	94,536	94,302	94,011	93,891	93,351

Market Capitalization
Market value of common equity	$8,343,391	$8,106,482	$7,205,867	$7,500,397	$7,496,342
Liquidation value of preferred equity/units	249,550	442,050	442,050	442,050	442,050
Consolidated debt	6,721,936	6,678,073	6,520,420	6,388,277	6,278,024
Consolidated market capitalization	$15,314,877	$15,226,605	$14,168,337	$14,330,724	$14,216,416
SLG portion of JV debt	2,145,321	2,199,143	2,135,361	2,031,576	1,919,749
Combined market capitalization	$17,460,198	$17,425,748	$16,303,698	$16,362,300	$16,136,165

Consolidated debt to market capitalization	43.9%	43.9%	46.0%	44.6%	44.2%
Combined debt to market capitalization	50.8%	50.9%	53.1%	51.5%	50.8%

Consolidated debt service coverage	2.5	2.3	2.1	2.2	2.3
Consolidated fixed charge coverage	2.1	1.9	1.8	1.9	2.0
Combined fixed charge coverage	1.9	1.8	1.6	1.7	1.8

Supplemental Information	Second Quarter 2013

SL Green Realty Corp. Key Financial Data June 30, 2013 (Amounts in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Selected Balance Sheet Data
Real estate assets before depreciation	$11,663,263	$11,732,106	$11,667,698	$11,719,628	$11,512,204
Investments in unconsolidated joint ventures	$1,085,793	$1,073,130	$1,032,243	$1,020,790	$1,014,042
Debt and Preferred Equity Investments	$1,227,421	$1,431,731	$1,348,434	$1,063,034	$974,148
Cash and cash equivalents	$198,969	$220,140	$189,984	$162,363	$256,799
Investment in marketable securities	$26,266	$22,994	$21,429	$21,549	$23,502

Total assets	$14,401,925	$14,531,862	$14,378,985	$14,276,332	$14,131,052

Fixed rate & hedged debt	$5,806,183	$5,811,994	$4,922,725	$4,960,419	$4,966,192
Variable rate debt	915,753	866,079	1,597,695	1,427,858	1,311,832
Total consolidated debt	$6,721,936	$6,678,073	$6,520,420	$6,388,277	$6,278,024

Total liabilities	$7,385,236	$7,356,459	$7,209,425	$7,101,664	$6,990,485

Fixed rate & hedged debt - including SLG portion of JV debt	$7,071,214	$7,070,303	$6,181,112	$6,262,129	$6,362,471
Variable rate debt - including SLG portion of JV debt	1,796,043	1,806,913	2,474,669	2,157,724	1,835,302
Total combined debt	$8,867,257	$8,877,216	$8,655,781	$8,419,853	$8,197,773

Selected Operating Data
Property operating revenues	$312,688	$306,993	$305,294	$319,870	$304,805
Property operating expenses	(130,791)	(136,591)	(134,606)	(144,518)	(128,580)
Property operating NOI	$181,897	$170,402	$170,688	$175,352	$176,225
NOI from discontinued operations	3,256	2,756	2,488	3,249	2,671
Total property operating NOI - consolidated	$185,153	$173,158	$173,176	$178,601	$178,896
SLG share of property NOI from JVs	45,814	42,989	40,291	37,603	41,438
Total property operating NOI - combined	$230,967	$216,147	$213,467	$216,204	$220,334
Debt and preferred equity investment income	46,731	52,708	31,500	27,869	33,448
Other income	5,726	5,767	9,805	9,272	6,282
Gain on early extinguishment of debt from JVs	—	—	—	10,711	—
Income from discontinued operations	—	—	9,318	—	—
Marketing general & administrative expenses	(21,514)	(21,067)	(21,372)	(20,551)	(20,721)
EBITDA - combined	$261,910	$253,555	$242,718	$243,505	$239,343

Consolidated Debt to EBITDA (trailing-12 months)	7.9	8.0	8.1	8.1	8.1
Combined Debt to EBITDA (trailing-12 months)	8.6	8.8	8.9	8.9	8.9

SL Green Realty Corp. Key Financial Data June 30, 2013 (Amounts in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Selected Operating Data
Property operating revenues	$286,819	$284,083	$280,763	$276,521	$275,610
Property operating expenses	112,719	121,001	118,046	117,572	111,389
Property operating NOI	$174,100	$163,082	$162,717	$158,949	$164,221
NOI from discontinued operations	3,226	2,639	2,240	2,315	2,240
Total property operating NOI - consolidated	$177,326	$165,721	$164,957	$161,264	$166,461

Other income - consolidated	$480	$1,295	$1,954	$555	$1,071

SLG share of property NOI from unconsolidated JV	$39,987	$36,171	$35,161	$35,124	$36,989

Portfolio Statistics
Consolidated office buildings in service	27	27	27	28	27
Unconsolidated office buildings in service	9	9	9	7	7
	36	36	36	35	34

Consolidated office buildings in service - square footage	18,347,945	18,347,945	18,347,945	18,807,945	18,644,945
Unconsolidated office buildings in service - square footage	5,934,434	5,934,434	5,934,434	5,326,815	5,326,815
	24,282,379	24,282,379	24,282,379	24,134,760	23,971,760

Quarter end occupancy- same store - combined office (consolidated + joint venture)	94.4%	94.3%	94.3%	93.9%	93.8%

Office Leasing Statistics
Total office leases commenced	58	55	53	45	38

Commenced office square footage filling vacancy	131,210	129,746	83,819	97,524	70,537
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	518,215	406,355	206,289	117,813	1,885,192
Total office square footage commenced	649,425	536,101	290,108	215,337	1,955,729

Average rent psf — leases commenced	$56.39	$57.06	$56.96	$48.73	$50.18
Previously escalated rents psf	$53.72	$54.72	$55.61	$52.65	$50.12
Percentage of new rent over previously escalated rents (1)	5.0%	4.3%	2.4%	-7.4%	0.1%
Tenant concession packages psf	$23.23	$21.55	$33.25	$52.96	$49.98
Free rent months	1.6	2.2	2.7	3.8	8.3

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data June 30, 2013 (Amounts in Thousands Except Per Share and Sq. Ft.)

Suburban Properties (2)

	As of or for the three months ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Selected Operating Data
Property operating revenues	$26,341	$23,815	$26,879	$25,320	$26,403
Property operating expenses	14,721	13,015	14,199	13,772	13,511
Property operating NOI	$11,620	$10,800	$12,680	$11,548	$12,892
NOI from discontinued operations	29	136	141	184	203
Total property operating NOI - consolidated	$11,649	$10,936	$12,821	$11,732	$13,095

Other income - consolidated	$843	$1,618	$185	$2,670	$1,100

SLG share of property NOI from unconsolidated JV	$1,186	$2,000	$2,021	$2,446	$4,442

Portfolio Statistics
Consolidated office buildings in service	27	26	25	25	25
Unconsolidated office buildings in service	4	5	5	5	6
	31	31	30	30	31

Consolidated office buildings in service - square footage	4,217,400	3,899,800	3,863,000	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	1,222,100	1,539,700	1,539,700	1,539,700	2,941,700
	5,439,500	5,439,500	5,402,700	5,402,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	80.2%	79.9%	80.6%	80.8%	82.0%

Office Leasing Statistics
Total office leases commenced	30	34	28	26	20

Commenced office square footage filling vacancy	59,648	74,975	32,545	52,998	7,450
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	151,408	150,097	108,258	81,739	209,109
Total office square footage commenced	211,056	225,072	140,803	134,737	216,559

Average rent psf — leases commenced	$30.73	$32.51	$30.04	$31.89	$25.25
Previously escalated rents psf	$34.25	$32.74	$32.30	$32.48	$31.60
Percentage of new rent over previously escalated rents (1)	-10.3%	-0.7%	-7.0%	-1.8%	-20.1%
Tenant concession packages psf	$18.67	$17.40	$16.21	$14.32	$11.42
Free rent months	5.6	3.1	4.7	2.6	8.9

(1) Calculated on space that was occupied within the previous 12 months

(2) Excludes the west coast office portfolio

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Assets
Commercial real estate properties, at cost:
Land & land interests	$2,866,048	$2,886,099	$2,886,099	$2,937,866	$2,872,122
Buildings & improvements fee interest	7,393,930	7,452,347	7,389,766	7,438,364	7,311,351
Buildings & improvements leasehold	1,352,953	1,346,481	1,346,748	1,331,190	1,316,523
Buildings & improvements under capital lease	50,332	47,179	40,340	12,208	12,208
	11,663,263	11,732,106	11,662,953	11,719,628	11,512,204
Less accumulated depreciation	(1,502,694)	(1,461,775)	(1,393,323)	(1,339,324)	(1,269,979)
	10,160,569	10,270,331	10,269,630	10,380,304	10,242,225
Other real estate investments:
Investment in unconsolidated joint ventures	1,085,793	1,073,130	1,032,243	1,020,790	1,014,042
Debt and preferred equity investments, net	1,227,421	1,431,731	1,348,434	1,063,034	974,148

Assets held for sale, net	207,665	—	4,901	91,574	91,574
Cash and cash equivalents	198,969	220,140	189,984	162,363	256,799
Restricted cash	130,483	130,233	136,071	143,058	138,493
Investment in marketable securities	26,266	22,994	21,429	21,549	23,502
Tenant and other receivables, net of $20,466 reserve at 6/30/13	51,646	41,950	48,544	35,315	32,728
Related party receivables	6,845	11,133	7,531	—	7,793
Deferred rents receivable, net of reserve for tenant credit loss of $29,821 at 6/30/13	360,954	355,250	340,747	330,349	315,700
Deferred costs, net	246,058	252,018	261,145	253,137	249,147
Other assets	699,256	722,952	718,326	774,859	784,901

Total Assets	$14,401,925	$14,531,862	$14,378,985	$14,276,332	$14,131,052

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Liabilities
Mortgages and other loans payable	$4,835,231	$4,815,485	$4,615,464	$4,849,233	$4,861,463
Term loan and senior unsecured notes	1,735,205	1,732,588	1,734,956	1,176,252	1,173,769
Revolving credit facility	40,000	30,000	70,000	200,000	80,000
Accrued interest and other liabilities	72,415	73,666	73,769	100,528	114,003
Accounts payable and accrued expenses	138,029	143,812	159,598	147,452	140,910
Deferred revenue	296,930	310,214	312,995	352,145	344,090
Capitalized lease obligations	47,240	43,404	37,518	17,167	17,148
Deferred land lease payable	19,948	19,750	20,897	18,833	18,721
Dividends and distributions payable	34,740	37,737	37,839	29,154	30,126
Security deposits	53,604	49,803	46,253	47,698	47,463
Liabilities related to assets held for sale	11,894	—	136	63,202	62,792
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,385,236	7,356,459	7,209,425	7,101,664	6,990,485

Noncontrolling interest in operating partnership (2,794 units outstanding) at 6/30/13	243,925	220,174	212,907	265,093	279,685
Series G Preferred Units	47,550	47,550	47,550	47,550	47,550
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	—	180,340	180,340	180,340	274,022
Series D Perpetual Preferred Shares	—	—	—	—	96,321
Series I Perpetual Preferred Shares	221,932	221,932	221,965	222,245	—
Common stock, $.01 par value, 160,000 shares authorized, 95,376 issued and outstanding at 6/30/13	955	953	950	940	936
Additional paid—in capital	4,716,012	4,697,528	4,667,900	4,589,423	4,557,652
Treasury stock (3,563 shares) at 6/30/13	(316,768)	(322,858)	(322,858)	(319,905)	(319,866)
Accumulated other comprehensive loss	(18,622)	(26,117)	(29,587)	(29,281)	(28,413)
Retained earnings	1,631,287	1,665,468	1,701,092	1,728,150	1,741,160
Total SL Green Realty Corp. stockholders’ equity	6,234,796	6,417,246	6,419,802	6,371,912	6,321,812

Noncontrolling interest in other partnerships	488,418	488,433	487,301	488,113	489,520

Total equity	6,723,214	6,905,679	6,907,103	6,860,025	6,811,332

Total Liabilities and Equity	$14,401,925	$14,531,862	$14,378,985	$14,276,332	$14,131,052

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Amounts in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2013	2012	2013	2013	2012
Revenues
Rental revenue, net	$273,307	$263,838	$266,448	$539,755	$520,595
Escalation and reimbursement revenues	39,381	40,967	40,545	79,926	82,080
Investment income	46,731	33,448	52,708	99,439	59,786
Other income	5,726	6,282	5,767	11,493	16,659
Total Revenues, net	365,145	344,535	365,468	730,613	679,120

Equity in net income (loss) from unconsolidated joint ventures	(3,761)	70,890	5,073	1,313	69,330
Gain (loss) on early extinguishment of debt	(10)	—	(18,513)	(18,523)	—

Expenses
Operating expenses	69,432	67,434	72,197	141,630	139,319
Ground rent	8,649	8,890	10,990	19,640	17,696
Real estate taxes	52,710	52,256	53,404	106,114	103,453
Loan loss and other investment reserves, net of recoveries	—	—	—	—	564
Transaction related costs	1,711	1,970	1,358	3,068	3,026
Marketing, general and administrative	21,514	20,721	21,067	42,582	40,917
Total Operating Expenses	154,016	151,271	159,016	313,034	304,975

Operating Income	207,358	264,154	193,012	400,369	443,475

Interest expense, net of interest income	83,276	82,159	81,171	164,447	162,130
Amortization of deferred financing costs	4,240	3,553	4,463	8,703	7,133
Depreciation and amortization	82,020	76,207	79,095	161,114	151,739
(Gain) Loss on equity investment in marketable securities	8	—	57	65	—

Income from Continuing Operations	37,814	102,235	28,226	66,040	122,473

Income (loss) from discontinued operations	1,472	899	998	2,470	1,931
Gain (loss) on sale of discontinued operations	—	—	1,113	1,113	6,627
Equity in net gain (loss) on sale of joint venture interest / real estate	(3,583)	9,534	—	(3,583)	16,794
Purchase price fair value adjustment	(2,305)	—	—	(2,305)	—
Depreciable real estate reserves, net of recoveries	(2,150)	5,789	—	(2,150)	5,789
Net Income	31,248	118,457	30,337	61,585	153,614

Net income attributable to noncontrolling interests	(3,248)	(7,308)	(3,456)	(6,704)	(9,267)
Dividends on preferred units	(565)	(565)	(565)	(1,130)	(962)

Net Income (Loss) Attributable to SL Green Realty Corp	27,435	110,584	26,316	53,751	143,385

Preferred stock redemption costs	(12,160)	—	—	(12,160)	—
Dividends on perpetual preferred shares	(6,999)	(7,544)	(7,407)	(14,406)	(15,089)

Net Income (Loss) Attributable to Common Stockholders	$8,276	$103,040	$18,909	$27,185	$128,296

Earnings per Share
Net income (loss) per share (basic)	$0.09	$1.15	$0.21	$0.30	$1.45
Net income (loss) per share (diluted)	$0.09	$1.14	$0.21	$0.30	$1.45

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Amounts in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2013	2012	2013	2013	2012
Funds from Operations
Net Income Attributable to Common Stockholders		$8,276	$103,040	$18,909	$27,185	$128,296

Add:	Depreciation and amortization	82,020	76,207	79,095	161,114	151,739
	Discontinued operations depreciation adjustments	1,617	1,605	1,595	3,212	3,156
	Joint ventures depreciation and noncontrolling interests adjustments	17,620	6,366	7,527	25,148	15,507
	Net income attributable to noncontrolling interests	3,248	7,308	3,456	6,704	9,267
Less:	Gain (loss) on sale of discontinued operations	—	—	1,113	1,113	6,627
	Equity in net gain (loss) on sale of joint venture property / real estate	(3,583)	9,534	—	(3,583)	16,794
	Purchase price fair value adjustment	(2,305)	—	—	(2,305)	—
	Depreciable real estate reserves, net of recoveries	(2,150)	5,789	—	(2,150)	5,789
	Non-real estate depreciation and amortization	343	209	245	588	476
	Funds From Operations	$120,476	$178,994	$109,224	$229,700	$278,279

	Funds From Operations - Basic per Share	$1.28	$1.93	$1.16	$2.44	$3.05

	Funds From Operations - Diluted per Share	$1.27	$1.92	$1.16	$2.43	$3.03

Funds Available for Distribution
FFO		$120,476	$178,994	$109,224	229,700	278,279

Add:	Non real estate depreciation and amortization	343	209	245	588	476
	Amortization of deferred financing costs	4,240	3,553	4,463	8,703	7,133
	Non-cash deferred compensation	11,160	8,093	9,014	20,174	16,755
Less:	FAD adjustment for Joint Ventures	4,518	4,036	2,844	7,362	6,846
	FAD adjustment for discontinued operations	(321)	375	607	286	1,082
	Straight-line rental income and other non cash adjustments	17,058	81,221	14,012	31,070	99,114
	Second cycle tenant improvements	14,057	12,308	4,513	18,570	14,242
	Second cycle leasing commissions	7,806	18,502	1,811	9,617	20,063
	Revenue enhancing recurring CAPEX	666	972	159	825	1,183
	Non-revenue enhancing recurring CAPEX	6,254	7,079	2,258	8,512	14,878

Funds Available for Distribution		$86,181	$66,356	$96,742	$182,923	$145,236
	Diluted per Share	$0.91	$0.71	$1.03	$1.94	$1.58

First cycle tenant improvements		$13,735	$4,610	$3,664	$17,399	$9,587
First cycle leasing commissions		$550	$57	$88	$638	$434
Redevelopment Costs		$6,048	$6,921	$4,034	$10,082	$14,603

Payout Ratio of Funds from Operations		25.9%	13.0%	28.5%	27.1%	16.5%
Payout Ratio of Funds Available for Distribution		36.2%	35.2%	32.2%	34.1%	31.6%

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

								Accumulated
	Series C	Series I						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2012	$180,340	$221,965	$950	$4,667,900	$(322,858)	$1,701,092	$487,301	$(29,587)	6,907,103

Net Income attributable to SL Green						53,751	5,905		59,656
Preferred Dividend						(14,406)			(14,406)
Cash distributions declared ($0.66 per common share)						(60,899)			(60,899)
Cash distributions to noncontrolling interests							(8,152)		(8,152)
Comprehensive Income - Unrealized loss on derivative instruments								941	941
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								10,204	10,204
Comprehensive Income - Unrealized loss on marketable securities								(180)	(180)
Net proceeds from exercise of stock options			2	8,967					8,969
Redemption of units and dividend reinvestment proceeds				26					26
Conversion of units of Operating Partnership to common stock			2	17,285					17,287
Consolidation of joint venture							3,364		3,364
Sale of treasury stock					6,090				6,090
Reallocation of noncontrolling interests in the operating partnership						(36,091)			(36,091)
Redemption of preferred stock	(180,340)					(12,160)			(192,500)
Preferred stock issuance costs		(33)							(33)
Issuance of common stock			1	8,510					8,511
Amortization of deferred compensation				13,324					13,324
Balance at June 30, 2013	$—	$221,932	$955	$4,716,012	$(316,768)	$1,631,287	$488,418	$(18,622)	$6,723,214

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2012	91,249,632	2,759,758	—	94,009,390	—	94,009,390

YTD share activity	563,139	34,481		597,620		597,620
Share Count at June 30, 2013 - Basic	91,812,771	2,794,239	—	94,607,010	—	94,607,010

Weighting factor	(282,712)	(100,644)	227,843	(155,513)		(155,513)
Weighted Average Share Count at June 30, 2013 - Diluted	91,530,059	2,693,595	227,843	94,451,497	—	94,451,497

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Amounts in Thousands)

	June 30, 2013		June 30, 2012
	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,944,347	$887,609	$1,628,946	$746,621
Buildings and improvements	5,378,365	2,357,371	5,056,293	2,172,424
Building leasehold	7,225	5,058	7,491	3,371
	7,329,938	3,250,038	6,692,730	2,922,416
Less accumulated depreciation	(602,876)	(257,871)	(539,078)	(218,666)

Net real estate	6,727,061	2,992,167	6,153,652	2,703,750

Cash and cash equivalents	103,589	42,707	111,659	43,736
Restricted cash	127,502	50,337	103,476	42,604
Debt investments	51,030	20,412	—	—
Tenant and other receivables, net of $2,297 reserve at 6/30/13	35,384	14,194	24,980	8,825
Deferred rents receivable, net of reserve for tenant credit loss of $3,194 at 6/30/13	101,404	38,250	96,595	33,103
Deferred costs, net	154,446	60,605	127,239	47,256
Other assets	280,601	112,071	204,618	83,604

Total assets	$7,581,017	$3,330,743	$6,822,219	$2,962,878

Mortgage loans payable	$5,195,209	$2,145,321	$4,695,103	$1,919,749
Derivative instruments-fair value	12,290	6,126	37,096	18,541
Accrued interest and other liabilities	15,679	7,175	27,426	9,687
Accounts payable and accrued expenses	92,094	44,946	69,448	33,693
Deferred revenue	237,943	111,031	130,635	49,730
Security deposits	19,486	8,719	6,684	3,307
Contributed Capital (1)	2,008,317	1,007,425	1,855,827	928,171

Total liabilities and equity	$7,581,017	$3,330,743	$6,822,219	$2,962,878

As of June 30, 2013 the Company had twenty six unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, a 87.5% interest in 1080 Amsterdam Avenue, a 90% interest in 248-252 Bedford Avenue and 80% interests in 19-21 East 65th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)   Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Amounts in Thousands)

			Three Months Ended
	Three Months Ended June 30, 2013		March 31, 2013	Three Months Ended June 30, 2012
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$133,241	$55,221	$53,377	$108,393	$46,908
Escalation and reimbursement revenues	11,024	4,338	4,426	8,580	3,578
Other income	10,709	5,102	4,073	7,445	3,638
Total Revenues, net	$154,974	$64,661	$61,876	$124,418	$54,124

Expenses
Operating expenses	$28,205	$11,800	$11,834	$16,207	$7,239
Ground rent	658	—	—	742	38
Real estate taxes	16,958	7,047	7,053	12,483	5,409
Total Operating Expenses	$45,821	$18,847	$18,887	$29,432	$12,686

NOI	$109,153	$45,814	$42,989	$94,986	$41,438
Cash NOI	$101,672	$42,622	$41,278	$87,037	$38,875

Transaction related costs	$—	$15	$—	$90	$38
Interest expense, net of interest income	56,561	19,846	19,542	50,602	21,407
Amortization of deferred financing costs	5,302	2,979	2,362	2,904	1,170
Depreciation and amortization	52,539	21,784	16,012	35,724	15,807

Gain on early extinguishment of debt	—	—	—	—	—

Net Income (Loss)	$(5,249)	$1,190	$5,073	$5,666	$3,016

Plus: Real estate depreciation	52,536	21,783	16,011	35,691	15,801
FFO Contribution	$47,287	$22,973	$21,084	$41,357	$18,817

FAD Adjustments:
Add: Non real estate depreciation and amortization	$5,305	$2,980	$2,363	$2,937	$1,176
Less: Straight-line rental income and other non-cash adjustments	(8,730)	(3,808)	(2,286)	(7,916)	(2,661)
Less: Second cycle tenant improvement	(3,823)	(1,865)	(803)	(1,750)	(776)
Less: Second cycle leasing commissions	(3,366)	(1,428)	(1,799)	(5,549)	(1,665)
Less: Recurring CAPEX	(904)	(397)	(319)	(372)	(110)
FAD Adjustment	$(11,518)	$(4,518)	$(2,844)	$(12,650)	$(4,036)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Amounts in Thousands)

	Six Months Ended June 30, 2013		Six Months Ended June 30, 2012
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$264,472	$108,598	$213,267	$92,186
Escalation and reimbursement revenues	22,306	8,764	16,154	6,817
Other income	19,427	9,175	15,045	7,328
Total Revenues, net	$306,205	$126,537	$244,466	$106,331

Expenses
Operating expenses	$56,816	$23,634	$32,973	$14,813
Ground rent	1,315	—	1,660	155
Real estate taxes	34,263	14,100	25,857	11,221
Total Operating Expenses	$92,394	$37,734	$60,490	$26,189

NOI	$213,811	$88,803	$183,976	$80,142
Cash NOI	$200,946	$83,900	$168,562	$75,452

Transaction related costs	$—	$15	$358	$199
Interest expense, net of interest income	112,968	39,388	105,470	44,827
Amortization of deferred financing costs	9,585	5,341	4,671	1,797
Depreciation and amortization	95,150	37,796	72,507	31,863

Gain on early extinguishment of debt	—	—	—	—

Net Income (Loss)	$(3,892)	$6,263	$970	$1,456

Plus: Real estate depreciation	95,142	37,794	72,441	31,850
FFO Contribution	$91,250	$44,057	$73,411	$33,306

FAD Adjustments:
Add: Non real estate depreciation and amortization	$9,593	$5,343	$4,737	$1,810
Less: Straight-line rental income and other non-cash adjustments	(15,264)	(6,094)	(15,220)	(4,792)
Less: Second cycle tenant improvement	(5,770)	(2,668)	(3,217)	(1,422)
Less: Second cycle leasing commissions	(7,431)	(3,227)	(6,975)	(2,319)
Less: Recurring CAPEX	(1,688)	(716)	(424)	(123)
FAD Adjustment	$(20,560)	$(7,362)	$(21,099)	$(6,846)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollar Amounts in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2013	2012	2013	2013	2012
Property NOI

Property operating NOI	$181,897	$176,225	$170,402	$352,299	$342,207
NOI from discontinued operations	3,256	2,671	2,756	6,012	6,112
Total property operating NOI - consolidated	185,153	178,896	173,158	358,311	348,319
SLG share of property NOI from JVs	45,814	41,438	42,989	88,803	80,142
NOI	$230,967	$220,334	$216,147	$447,114	$428,461

Less: Free rent (net of amortization)	3,155	1,770	1,047	4,202	8,168
Net FAS 141 adjustment	5,543	2,014	2,931	8,473	2,188
Straightline revenue adjustment	16,556	17,593	15,419	31,976	36,519

Plus: Allowance for S/L tenant credit loss	1,717	1,075	(713)	1,005	3,869
Ground lease straight-line adjustment	159	210	1,910	2,069	382
Cash NOI	$207,589	$200,242	$197,947	$405,537	$385,837

Components of Consolidated Debt Service and Fixed Charges

Interest expense	83,443	82,327	81,335	164,778	163,062
Fixed amortization principal payments	10,609	11,602	11,131	21,740	25,128
Total Consolidated Debt Service	94,052	93,929	92,466	186,518	188,190

Payments under ground lease arrangements	8,490	8,680	9,080	17,570	17,314
Dividends on preferred units	565	565	565	1,130	962
Dividends on perpetual preferred shares	6,999	7,544	7,407	14,406	15,089
Total Consolidated Fixed Charges	110,106	110,718	109,518	219,624	221,555

Consolidated Interest Coverage Ratio	2.8	2.7	2.6	2.7	2.6
Consolidated Debt Service Coverage Ratio	2.5	2.3	2.3	2.4	2.2
Consolidated Fixed Charge Coverage Ratio	2.1	2.0	1.9	2.0	1.9

SELECTED FINANCIAL DATA 2013 Same Store - Consolidated Unaudited ($000’s omitted)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2013	2012	%	2013	2012	2011	%
Revenues
Rental revenue, net	$260,731	$252,645	3.2%	$259,143	$519,875	$504,220	3.1%
Escalation & reimbursement revenues	37,893	40,147	-5.6%	40,072	77,965	80,539	-3.2%
Other income	1,274	2,121	-39.9%	2,850	4,124	5,699	-27.6%
Total Revenues	299,898	294,913	1.7%	302,065	601,964	590,458	1.9%
Expenses
Operating expenses	63,280	61,637	2.7%	67,183	130,463	128,363	1.6%
Ground rent	10,300	9,038	14.0%	11,164	21,465	18,048	18.9%
Real estate taxes	49,969	49,404	1.1%	50,729	100,699	98,607	2.1%
Transaction related costs	3	10	-70.0%	—	3	72	-95.8%
	123,552	120,089	2.9%	129,076	252,630	245,090	3.1%

Operating Income	176,346	174,824	0.9%	172,989	349,334	345,368	1.1%

Interest expense & amortization of financing costs	59,535	60,814	-2.1%	58,002	117,537	116,525	0.9%
Depreciation & amortization	74,705	71,829	4.0%	75,097	149,803	143,825	4.2%

Income before noncontrolling interest	42,106	42,181	-0.2%	39,890	81,994	85,018	-3.6%
Plus: Real estate depreciation & amortization	74,695	71,819	4.0%	75,087	149,782	143,805	4.2%

FFO Contribution	116,801	114,000	2.5%	114,977	231,776	228,823	1.3%

Less: Non—building revenue	665	1,019	-34.7%	898	1,563	1,870	-16.4%

Plus: Transaction related costs	3	10	-70.0%	—	3	72	-95.8%
Interest expense & amortization of financing costs	59,535	60,814	-2.1%	58,002	117,537	116,525	0.9%
Non-real estate depreciation	10	10	0.0%	10	21	20	5.0%
NOI	175,684	173,815	1.1%	172,091	347,774	343,570	1.2%

Cash Adjustments
Less: Free rent (net of amortization)	1,298	656	97.9%	(79)	1,220	4,759	-74.4%
Straightline revenue adjustment	13,218	14,238	-7.2%	12,689	25,907	30,156	-14.1%
Rental income - FAS 141	2,855	2,881	-0.9%	3,168	6,024	5,006	20.3%
Plus: Ground lease straight-line adjustment	1,232	172	616.3%	1,888	3,121	344	807.3%
Allowance for S/L tenant credit loss	1,278	796	60.6%	(669)	609	3,346	-81.8%
Cash NOI	$160,823	$157,008	2.4%	$157,532	$318,353	$307,339	3.6%

Operating Margins
NOI to real estate revenue, net	58.46%	58.98%		57.27%	57.86%	58.04%
Cash NOI to real estate revenue, net	53.52%	53.28%		52.42%	52.97%	51.92%

NOI before ground rent to real estate revenue, net	61.89%	62.05%		60.98%	61.44%	61.09%
Cash NOI before ground rent to real estate revenue, net	56.53%	56.29%		55.51%	56.02%	54.91%

SELECTED FINANCIAL DATA 2013 Same Store - Joint Venture Unaudited ($000’s omitted)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2013	2012	%	2013	2012	2011	%
Revenues
Rental revenue, net	$31,036	$29,644	4.7%	$30,320	$61,356	$58,961	4.1%
Escalation & reimbursement revenues	1,524	1,738	-12.3%	1,578	3,103	3,312	-6.3%
Other income	134	126	6.3%	256	390	289	34.9%
Total Revenues	32,694	31,508	3.8%	32,154	64,849	62,562	3.7%
Expenses
Operating expenses	3,972	4,146	-4.2%	4,126	8,099	8,277	-2.2%
Ground rent	—	—	0.0%	—	—	—	0.0%
Real estate taxes	2,610	2,653	-1.6%	2,628	5,238	5,301	-1.2%
Transaction related costs	—	—	—	—	—	—	—
	6,582	6,799	-3.2%	6,754	13,337	13,578	-1.8%

Operating Income	26,112	24,709	5.7%	25,400	51,512	48,984	5.2%

Interest expense & amortization of financing costs	10,059	12,814	-21.5%	9,896	19,955	25,630	-22.1%
Depreciation & amortization	10,061	9,481	6.1%	9,562	19,622	18,822	4.3%

Income before noncontrolling interest	5,992	2,414	148.2%	5,942	11,935	4,532	163.3%
Plus: Real estate depreciation & amortization	10,060	9,474	6.2%	9,560	19,620	18,809	4.3%

FFO Contribution	16,052	11,888	35.0%	15,502	31,555	23,341	35.2%

Less: Non—building revenue	108	115	-6.1%	236	344	244	41.0%

Plus: Transaction related costs	—	—	0.0%	—	—	—	0.0%
Interest expense & amortization of financing costs	10,059	12,814	-21.5%	9,896	19,955	25,630	-22.1%
Non-real estate depreciation	1	7	-85.7%	2	2	13	-84.6%
NOI	26,004	24,594	5.7%	25,164	51,168	48,740	5.0%

Cash Adjustments
Less: Free rent (net of amortization)	(173)	(209)	-17.2%	(60)	(233)	(139)	67.6%
Straightline revenue adjustment	755	713	5.9%	847	1,602	1,387	15.5%
Rental income - FAS 141	1,448	352	311.4%	410	1,859	606	206.8%
Plus: Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
Allowance for S/L tenant credit loss	36	57	-36.8%	(281)	(245)	133	-284.2%
Cash NOI	$24,010	$23,795	0.9%	$23,686	$47,695	$47,019	1.4%

Operating Margins
NOI to real estate revenue, net	79.80%	78.34%		78.84%	79.32%	78.21%
Cash NOI to real estate revenue, net	73.68%	75.80%		74.21%	73.94%	75.45%

NOI before ground rent to real estate revenue, net	79.80%	78.34%		78.84%	79.32%	78.21%
Cash NOI before ground rent to real estate revenue, net	73.57%	75.62%		75.09%	74.32%	75.24%

SELECTED FINANCIAL DATA 2013 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2013	2012	%	2013	2012	2011	%
Revenues
	Rental revenue, net	$291,767	$282,289	3.4%	$289,463	$581,231	$563,181	3.2%
	Escalation & reimbursement revenues	39,417	41,885	-5.9%	41,650	81,068	83,851	-3.3%
	Other income	1,408	2,247	-37.3%	3,106	4,514	5,988	-24.6%
	Total Revenues	332,592	326,421	1.9%	334,219	666,813	653,020	2.1%
Expenses
	Operating expenses	67,252	65,783	2.2%	71,309	138,562	136,640	1.4%
	Ground rent	10,300	9,038	14.0%	11,164	21,465	18,048	18.9%
	Real estate taxes	52,579	52,057	1.0%	53,357	105,937	103,908	2.0%
	Transaction related costs	3	10	-70.0%	—	3	72	-95.8%
		130,134	126,888	2.6%	135,830	265,967	258,668	2.8%

	Operating Income	202,458	199,533	1.5%	198,389	400,846	394,352	1.6%

	Interest expense & amortization of financing costs	69,594	73,628	-5.5%	67,898	137,492	142,155	-3.3%
	Depreciation & amortization	84,766	81,310	4.3%	84,659	169,425	162,647	4.2%

	Income before noncontrolling interest	48,098	44,595	7.9%	45,832	93,929	89,550	4.9%
Plus:	Real estate depreciation & amortization	84,755	81,293	4.3%	84,647	169,402	162,614	4.2%

	FFO Contribution	132,853	125,888	5.5%	130,479	263,331	252,164	4.4%

Less:	Non—building revenue	773	1,134	-31.8%	1,134	1,907	2,114	-9.8%

Plus:	Transaction related costs	3	10	-70.0%	—	3	72	-95.8%
	Interest expense & amortization of financing costs	69,594	73,628	-5.5%	67,898	137,492	142,155	-3.3%
	Non-real estate depreciation	11	17	-35.3%	12	23	33	-30.3%
	NOI	201,688	198,409	1.7%	197,255	398,942	392,310	1.7%

Cash Adjustments
Less:	Free rent (net of amortization)	1,125	447	151.7%	(139)	987	4,620	-78.6%
	Straightline revenue adjustment	13,973	14,951	-6.5%	13,536	27,509	31,543	-12.8%
	Rental income - FAS 141	4,303	3,233	33.1%	3,578	7,883	5,612	40.5%
Plus:	Ground lease straight-line adjustment	1,232	172	616.3%	1,888	3,121	344	807.3%
	Allowance for S/L tenant credit loss	1,314	853	54.0%	(950)	364	3,479	-89.5%
	Cash NOI	$184,833	$180,803	2.2%	$181,218	$366,048	$354,358	3.3%

Operating Margins
	NOI to real estate revenue, net	60.56%	60.96%		58.89%	59.72%	60.24%
	Cash NOI to real estate revenue, net	55.50%	55.55%		54.10%	54.80%	54.41%

	NOI before ground rent to real estate revenue, net	63.65%	63.74%		62.22%	62.93%	63.01%
	Cash NOI before ground rent to real estate revenue, net	58.19%	58.07%		57.72%	57.95%	56.65%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
220 East 42nd Street	$183,527	5.25%	$3,564	Nov-13		$182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	123,340	7.22%	4,774	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,799	5.52%	531	Jan-16		22,376	—	Open
420 Lexington Avenue	184,033	7.50%	2,148	Sep-16		175,740	—	Open
1-6 Landmark Square	83,705	4.00%	1,576	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue	8,291	3.75%	160	Feb-17		7,664	—	Aug-13
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue - South Building	597,610	5.91%	20,342	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Open
400 East 57th Street	70,000	4.13%	—	Jan-24		1,168	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		501	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Sep-24
	$4,279,455	5.27%	$33,095			$3,712,773
Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	$—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	$—			$50,023
Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,185	6.00%	—	Mar-16		256,584	—	Open
Convertible notes	292,511	3.00%	—	Oct-17		345,000	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open
Unsecured notes	249,651	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
Convertible notes	11,953	3.00%	—	Mar-27	(3)	11,953	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	$1,465,205	5.21%	—			$1,519,442
Total Fixed Rate Debt/Wtd Avg	$5,794,683	5.28%	$33,095			$5,282,238
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 300 bps)	$132,179	3.20%	$—	Sep-13		$132,179	Sep-14	Open
16 Court Street (LIBOR + 250 bps)	84,580	3.44%	—	Oct-13		84,580	—	Open
180 Maiden Lane (LIBOR + 211.25 bps)	266,994	2.40%	8,153	Nov-16		240,524	—	Open
248-252 Bedford Avenue (LIBOR + 225 bps)	22,000	2.45%	—	Mar-18		21,363	—
	$505,753	2.54%	$8,153			$478,646
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$40,000	1.65%	$—	Mar-17		$40,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.85%	—	Mar-18		370,000	—	Open
	$410,000	1.83%	$—			$410,000

Total Floating Rate Debt/Wtd Avg	$915,753	2.09%	$8,153			$888,646

Total Debt/Wtd Avg - Consolidated	$6,710,436	4.84%	$41,248			$6,170,884

Total Debt/Wtd Avg - Joint Venture	$2,145,321	4.19%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	$8,974,868	4.70%

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2013				As-Of
	6/30/2013			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
1604-1610 Broadway	$27,000	$18,900	5.66%	$—	—	(2)	$18,900	—	Open
100 Park Avenue	211,056	105,317	6.64%	942	Sep-14		105,317	—	Open
7 Renaissance	950	475	10.00%	—	Feb-15		475	—	Open
11 West 34th Street	17,349	5,205	4.82%	64	Jan-16		5,225	—	Open
280 Park Avenue	710,000	351,177	6.55%	1,667	Jun-16		351,177	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
315 West 36th Street	25,000	8,875	3.04%	—	Dec-17		8,875	—	Open
388/390 Greenwich Street (swapped)	996,082	503,997	3.20%	—	Dec-17		503,997	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%		Apr-23		3,874		Open
717 Fifth Avenue (mezzanine)	299,122	32,654	9.00%	—	Jun-24		32,654	—	Open
Total Fixed Rate Debt/Wtd Avg	$3,223,219	$1,265,031	5.04%	2,673			$1,265,051

Floating rate debt
180-182 Broadway (LIBOR + 275 bps)	$88,321	$22,522	2.95%	—	Dec-13		$22,522	—	Open
West Coast Office Portfolio (mortgage) (LIBOR + 314 bps)	576,792	207,703	3.34%	20,700	Sep-14		153,688	—	Open
West Coast Office Portfolio (mezzanine) (LIBOR +950 bps)	58,220	20,965	10.00%	—	Sep-14		20,965	—	Open
747 Madison (LIBOR + 275 bps)	33,125	11,041	3.00%	—	Oct-14		11,041	—	Open
Meadows (LIBOR + 575 bps)	57,000	28,500	7.75%	—	Sep-15		28,500	—	Open
3 Columbus Circle (LIBOR + 210 bps)	243,277	118,962	2.38%	2,320	Apr-16		110,959	—	Open
1552 Broadway (LIBOR + 317 bps)	131,848	65,924	3.23%	—	Apr-16		65,924	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.10%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (LIBOR + 235 bps)	120,000	60,000	2.55%	—	Jan-17		60,000	—	Open
10 East 53rd Street (LIBOR +250 bps)	125,000	68,750	2.70%	—	Feb-17		68,750	—	Mar-14
33 Beekman (LIBOR + 275 bps)	18,362	8,428	2.95%	—	Aug-17		8,428	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	122,514	67,383	2.28%	1,554	Oct-17		58,159	—	Open
388/390 Greenwich Street (LIBOR + 115 bps)	142,297	71,999	1.19%	—	Dec-17		71,999	—	Open
29 West 34th Street (LIBOR + 190 bps)	53,238	26,619	2.10%	—	May-18		26,619	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.40%	—	Nov-19		85,850	—	Open
21 East 66th Street (T + 275 bps)	1,996	644	1.92%	16	Jun-33		640	—	Open
Total Floating Rate Debt/Wtd Avg	$1,971,990	$880,290	2.96%	$24,590			$809,045

Total Joint Venture Debt/Wtd Avg	$5,195,209	$2,145,321	4.19%	$27,263			$2,074,096

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual	Required
Total Debt / Total Assets	46.6%	Less than 60%
Fixed Charge Coverage	1.9x	Greater than 1.5x

Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	35.0%	Less than 60%
Secured Debt / Total Assets	16.0%	Less than 40%
Debt Service Coverage	3.0x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	427.0%	Greater than 150%

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$450,608	—	Open
	$500,000	5.12%	$—			$450,608

Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	$—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	$—			$50,023

Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,185	6.00%	—	Mar-16		256,584	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open
Unsecured notes	249,651	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
	$1,060,741	5.81%	$—			$1,062,489

Total Fixed Rate Debt/Wtd Avg	$1,610,764	5.66%	$—			$1,563,120

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$40,000	1.65%	$—	Mar-17		$40,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.85%	—	Mar-18		370,000	Jan-00	Open
Total Floating Rate Debt/Wtd Avg	$410,000	1.83%	$—			$410,000

Total Debt/Wtd Avg - Consolidated	$2,020,764	4.88%	$—			$1,973,120

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	43.6%		Less than 60%
Fixed Charge Coverage	2.8	x	Greater than 1.5x
Secured Debt / Total Assets	10.4%		Less than 40%
Unsecured Debt / Unencumbered Assets	44.4%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated (Dollar Amounts in Thousands)

						Deferred
	2013 Scheduled	2014 Scheduled	2015 Scheduled		2016 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment		Cash Payment	Obligations (1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613		$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100		2,100	253	2027	(3)
420 Lexington Avenue	11,199	11,199	11,199		11,199	—	2029	(4)
711 Third Avenue	5,250	5,250	5,250		5,354	448	2033	(5)
752 Madison Avenue/19-21 East 65th Street	212	212	212	(6)	212	—	2037
1185 Avenue of the Americas	6,909	6,909	6,909		6,909	—	2043
673 First Avenue	4,653	4,653	4,808		5,119	19,247	2087
1055 Washington Blvd, Stamford	615	615	615		615	—	2090
1080 Amsterdam Avenue	26	104	104		130	—	2111

Total	$35,577	$35,655	$35,810		$36,251	$19,948

Capitalized Lease
673 First Avenue	$2,147	$2,147	$2,218		$2,361	$26,963	2087
1080 Amsterdam Avenue	—	146	146		182	20,277	2111
Total	$2,147	$2,293	$2,364		$2,543	$47,240

(1) Per the balance sheet at  June 30, 2013.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Subject to renewal at the Company’s option through 2080.

(5) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(6) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

3/31/2012	$991,345	$1,007,008	8.96%	9.65%

Debt originations/accretion (1)	$61,481
Preferred Equity originations/accretion	$20,727
Redemptions/Sales/Amortization (3)	$(99,405)
6/30/2012	$974,148	$1,018,772	9.39%	10.08%

Debt originations/accretion (1)	$206,968
Preferred Equity originations/accretion	$6,232
Redemptions/Sales/Amortization	$(124,314)
9/30/2012	$1,063,034	$1,079,009	9.62%	9.55%

Debt originations/accretion (1)	$281,997
Preferred Equity originations/accretion	$16,028
Redemptions/Sales/Amortization	$(12,625)
12/31/2012	$1,348,434	$1,166,626	9.88%	9.93%

Debt originations/accretion (1)	$198,977
Preferred Equity originations/accretion	$5,723
Redemptions/Sales/Amortization	$(121,403)
3/31/2013	$1,431,731	$1,348,664	10.61%	11.17%

Debt originations/accretion (1)	$86,132
Preferred Equity originations/accretion	$6,926
Redemptions/Sales/Amortization	$(297,368)
6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Included $91,574 of a first mortgage that was reclassified to assets held for sale.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield (2)

New York City

Senior Mortgage Debt	$89,009	$0	$1,497	8.52%	8.45%

Junior Mortgage Participation	203,357	2,479,436	419	13.21%	10.00%

Mezzanine Debt	583,754	1,798,444	839	13.33%	12.15%

Preferred Equity	351,302	1,577,246	435	10.41%	10.23%

Balance as of 6/30/13	$1,227,421	$5,855,126	$701	10.96%	10.93%

Current Maturity Profile (3)

(1) Approximately 44.4% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) The weighted maturity is 2.37 years.  Approximately 54.21% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments (Dollars in Thousands)

	Book Value (1)			Senior		Current
Investment Type	6/30/13	Location	Collateral Type	Financing	Last $ PSF	Yield (2)

Preferred Equity	$213,794	New York City	Office	$926,260	$539	9.07%
Mortgage and Mezzanine	131,470	New York City	Office	330,000	$284	9.55%
Preferred Equity	105,360	New York City	Office	525,000	$273	12.63%
Mortgage and Mezzanine	75,602	New York City	Office	1,109,000	$1,123	16.83%
Mezzanine Loan	72,358	New York City	Office	775,000	$1,078	19.63%
Mezzanine Loan	71,073	New York City	Office/Retail	165,000	$1,980	9.87%
Mortgage and Mezzanine	67,169	New York City	Office/Retail	205,000	$393	11.03%
Mezzanine Loan	59,812	New York City	Office	180,000	$352	9.84%
Mortgage and Mezzanine	51,227	New York City	Office	—	$429	8.83%
Mortgage Loan	49,000	New York City	Office	133,000	$475	8.60%

Total	$896,865			$4,348,260		11.29%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	91.4	86.9	85.9	87.1	95.5	6,783,996	1	1	88
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	81.8	81.8	81.8	81.8	81.8	33,074,472	4	3	15
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	85.8	84.9	81.6	77.7	77.7	8,458,116	1	1	23
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	78.2	74.0	79.5	81.5	86.0	18,911,364	2	2	26
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	83.2	77.6	73.1	73.8	73.8	31,284,156	3	3	20
180 Maiden Lane (1)	Financial East	Fee Interest	1	1,090,000	4	97.6	97.7	97.7	97.7	97.7	54,336,768		2	5
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	93.7	94.9	94.9	94.9	94.8	47,568,312	5	4	29
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	81.6	81.7	81.3	80.2	80.6	20,545,836	2	2	71
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	100.0	100.0	100.0	90.2	90.2	15,170,568	2	1	4
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	90.2	92.1	92.5	90.5	89.6	63,241,416	7	5	221
461 Fifth Avenue (2)	Midtown	Leasehold Interest	1	200,000	1	99.4	99.4	99.4	95.9	98.8	16,046,868	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0	100.0	100.0	99.1	94.1	54,423,504	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.8	99.2	99.2	99.2	99.2	33,966,300	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.0	85.8	85.2	85.2	85.2	14,414,388	2	1	11
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1	93.1	94.5	93.8	94.5	44,753,664	5	4	21
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	100.0	100.0	100.0	99.4	99.7	20,752,956	2	2	8
711 Third Avenue (3)	Grand Central North	Leasehold Interest	1	524,000	2	88.4	88.4	86.3	86.3	87.5	27,587,148	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.8	96.1	97.5	98.0	97.9	41,616,840	4	4	29
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	91.0	87.6	87.6	86.0	85.5	39,362,220	4	3	43
919 Third Avenue (4)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	96.9	96.9	96.9	96.9	86,374,020		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	95.2	97.6	97.6	95.2	95.2	74,994,696	8	6	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	95.3	97.0	97.0	94.8	97.8	35,780,820	4	3	36
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	100.0	100.0	109,276,968	12	9	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0	100.0	98.7	98.7	98.7	67,572,816	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	84.2	84.2	84.2	86.6	97.4	4,276,404	0	0	16

Subtotal / Weighted Average			25	17,969,945	60%	94.0%	93.9%	93.8%	93.1%	93.2%	$970,574,616	89%	78%	776

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	93.6	93.6	95.8	95.8	95.8	10,349,508	1	1	15
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1	92.1	92.1	92.1	N/A	7,997,604	1	1	8

Subtotal / Weighted Average			2	378,000	1%	92.9%	92.9%	94.2%	94.2%	95.8%	$18,347,112	2%	2%	23

Total / Weighted Average Manhattan Consolidated Properties			27	18,347,945	62%	93.9%	93.8%	93.8%	93.1%	93.2%	$988,921,728	91%	79%	799

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	94.6	94.6	94.6	95.1	95.2	52,551,636		2	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	109,811,160		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	66.7	66.7	73.7	79.0	70.4	14,727,204		1	26
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	87.9	87.9	87.1	87.1	86.3	27,219,420		1	35
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	35,285,208		1	1

Subtotal / Weighted Average			6	4,972,515	17%	95.8%	95.8%	96.1%	96.5%	95.9%	$239,594,628		10%	99

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0	90.0	90.0	90.6	91.9	18,828,084		1	17
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	0	99.2	99.2	99.2	N/A	N/A	3,922,896		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	90.6	92.8	85.2	85.6	88.7	23,545,284		1	41

Subtotal / Weighted Average			3	961,919	3%	91.7%	92.7%	89.1%	87.8%	90.1%	$46,296,264		2%	64

Total / Weighted Average Unconsolidated Properties			9	5,934,434	20%	95.1%	95.3%	95.0%	95.3%	95.1%	$285,890,892		12%	163

Manhattan Grand Total / Weighted Average			36	24,282,379	82%	94.2%	94.2%	94.1%	93.7%	93.7%	$1,274,812,620			962
Manhattan Grand Total - SLG share of Annualized Rent											$1,056,039,024		91%
Manhattan Same Store Occupancy % - Combined				22,942,460	94%	94.4%	94.3%	94.3%	93.9%	93.8%

Portfolio Grand Total			67	29,721,879	100%	91.7%	91.6%	91.7%	91.4%	91.6%	$1,404,134,376			1,400
Portfolio Grand Total - SLG Share of Annualized Rent											$1,158,135,979		100%

(1) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(2) SL Green holds an option to acquire the fee interest.

(3) SL Green owns 50% of the fee interest.

(4) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	305,856	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	47.0	47.0	47.0	47.0	80.3	1,341,972	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	55.7	63.3	63.3	70.8	78.7	1,674,168	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	68.1	59.4	59.4	59.4	59.4	1,622,040	0	0	8
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	80.5	80.5	79.8	79.2	79.2	1,776,840	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	88.0	88.0	71.2	78.2	78.2	2,646,480	0	0	4
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	75.4	75.4	72.5	72.5	72.5	3,003,756	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	70.9	70.9	86.0	86.0	86.0	2,568,468	0	0	10
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	70.7	70.7	70.7	70.7	69.5	4,213,992	0	0	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	69.3	66.6	87.5	87.5	87.5	3,915,624	0	0	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	90.3	89.5	76.9	76.9	76.9	4,762,596	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	89.5	89.5	95.3	95.3	95.3	3,791,496	0	0	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	89.0	88.7	94.3	94.3	94.3	12,044,316	1	1	17
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	77.1%	76.6%	79.2%	79.8%	81.4%	$43,667,604	5%	5%	98

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	95.4	96.0	97.8	93.9	94.9	9,105,708	1	1	59
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	64.1	69.0	69.0	66.6	66.6	768,492	0	0	9
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	64.9	60.4	54.6	54.6	54.6	2,391,408	0	0	14
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	84.9	77.7	76.6	72.7	72.7	2,456,364	0	0	10
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.3	99.5	99.5	99.5	99.5	935,124	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4	83.4	83.4	87.1	87.1	3,729,120	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9	76.9	10.8	10.8	10.8	313,536	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	76.5	76.5	74.6	74.6	88.5	4,201,284		0	8
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	93.6	6,483,120		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	86.0	86.0	86.0	78.7	79.7	5,749,200	1	1	20
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	81.5	81.5	86.4	86.4	84.9	1,560,384	0	0	19
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	63.5	60.9	60.9	60.9	53.6	2,934,948	0	0	17
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	55.1	55.1	55.1	55.1	51.3	2,966,676	0	0	10
Connecticut Subtotal/Weighted Average			13	1,764,700	5%	81.3%	80.6%	80.7%	79.3%	79.7%	$43,595,364	4%	3%	191

“Non Same Store” Brooklyn, NY
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	84.9	84.5	84.0	83.7	81.1	9,934,836	1	1	64
Brooklyn, NY Subtotal/Weighted Average			1	317,600	1%	84.9%	84.5%	84.0%	83.7%	81.1%	$9,934,836	1%	1%	64

Total / Weighted Average Consolidated Properties			27	4,217,400	14%	79.4%	78.8%	79.6%	79.3%	80.1%	$97,197,804	9%	9%	353

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	78.4	79.4	79.7	82.2	80.8	12,192,996		1	52
Jericho Plaza — 20.26%	Jericho, New York	Fee Interest	2	640,000	2	89.6	89.6	89.6	91.2	95.2	19,930,956		0	33
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	84.3%	84.7%	84.7%	86.2%	86.9%	$32,123,952		0%	85

Suburban Grand Total / Weighted Average			31	5,439,500	18%	80.5%	80.2%	81.3%	81.5%	82.4%	$129,321,756			438
Suburban Grand Total - SLG share of Annualized Rent											$102,096,956		9%
Suburban Same Store Occupancy % - Combined				5,121,900	94%	80.2%	79.9%	80.6%	80.8%	82.0%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
1604 Broadway - 70%	Times Square	Leasehold Interest	1	29,876	6	23.7	23.7	23.7	23.7	23.7	2,001,902	5	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	2,231,736	2	15,482,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	6	100.0	100.0	100.0	100.0	100.0	7,866,780	13	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	3	100.0	100.0	100.0	100.0	100.0	4,755,720	8	47,998,485	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	26	89.4	89.4	89.4	89.4	89.4	34,818,624	13	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	11	100.0	100.0	100.0	100.0	100.0	1,552,812	5	16,357,696	3
Subtotal/Weighted Average			6	264,276	57%	86.6%	86.6%	86.6%	86.6%	86.6%	$53,227,574	46%	$390,646,234	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	5	100.0	100.0	100.0	100.0	100.0	1,450,517	4	7,534,021	7
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	4	100.0	100.0	100.0	N/A	N/A	3,329,472	4	83,518,773	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	15	100.0	100.0	100.0	N/A	N/A	4,567,104	15	133,112,794	12
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	14	84.8	84.7	84.7	84.7	91.6	12,227,352	20	224,043,589	8
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	5	100.0	100.0	100.0	100.0	100.0	3,529,320	9	7,140,833	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	1	82.6	100.0	100.0	100.0	100.0	591,144	2	16,630,465	4
Subtotal/Weighted Average			8	200,931	43%	94.6%	95.1%	95.1%	91.4%	95.3%	$25,694,909	54%	$471,980,475	33

Total / Weighted Average Retail Properties			14	465,207	100%	90.0%	90.3%	90.3%	88.1%	89.2%	$78,922,483	100%	$862,626,709	49

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	57.1	57.1	57.1	57.1	3,562,800	7	55,160,704	3
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	31.5	31.3	33.0	33.0	33.0	681,240	1	17,011,370	16
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	40.3	40.3	29.2	8.1	8.1	856,512	1	5,674,780	3
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	6	—	—	—	—	—	—	—	120,925,301	—
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	N/A	—	—	37,777,641	—
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	21	65.5	61.8	51.6	28.3	14.4	30,458,299	30	566,728,678	16
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	47	54.9	54.9	55.0	55.9	54.0	58,985,760	58	1,085,395,761	29
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	—	N/A	—	—	66,174,767	—
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	59.1	—	—	—	100.0	3,300,000	2	71,761,150	1
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	1	—	—	—	N/A	N/A	—	—	18,121,563	—
1080 Amsterdam - 87.5%	Upper West Side	Leasehold Interest	1	82,250	3	2.2	2.2	2.2	N/A	N/A	146,475	0	29,150,251	1
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	—	23.3	23.3	23.3	59.7	—	—	213,117,051	—
Total / Weighted Average Development Properties			15	2,580,691	100	47.9%	47.3%	45.0%	40.0%	37.2%	$97,991,086	100%	$2,286,999,017	69

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,531,250	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	16,246,260	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,777,510	100%	$559,279,807

West Coast
West Coast Office Portfolio - 36.01%		Fee Interest	57	4,066,863	100	76.5	77.0	76.9	76.3	N/A	82,336,651	100	761,323,000
Total / Weighted Average California Properties			57	4,066,863	100%	76.5%	77.0%	76.9%	76.3%	—	$82,336,651	100%	$761,323,000

Residential Properties
			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	259	98.1	94.6	91.9	95.4	96.9	2,869	10,263,041	114,344,790
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	100.0	96.8	97.6	97.6	94.4	2,892	4,787,734	50,171,641
248-252 Bedford Avenue - 90%	Brooklyn, NY	Fee Interest	1	66,611	84	20.2	—	N/A	N/A	N/A	4,473	912,551	56,019,599
Total / Weighted Average Residential Properties			3	497,093	468	84.6%	78.2%	93.8%	96.1%	96.1%	$3,163	$15,963,326	$220,536,030

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	205,000	2	85.8	84.9	81.6	77.7	77.7	8,458,116	2	2	23
333 West 34th Street	Penn Station	Fee Interest	345,400	3	100.0	100.0	100.0	90.2	90.2	15,170,568	4	4	4
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.4	99.4	99.4	95.9	98.8	16,046,868	4	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.8	99.2	99.2	99.2	99.2	33,966,300	9	8	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	85.0	85.8	85.2	85.2	85.2	14,414,388	4	3	11
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	100.0	100.0	100.0	99.4	99.7	20,752,956	6	5	8
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.8	96.1	97.5	98.0	97.9	41,616,840	11	10	29
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	91.0	87.6	87.6	86.0	85.5	39,362,220	11	9	43
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	96.9	96.9	96.9	96.9	96.9	86,374,020		10	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	95.2	97.6	97.6	95.2	95.2	74,994,696	20	18	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	95.3	97.0	97.0	94.8	97.8	35,780,820	10	9	36

Subtotal / Weighted Average			6,823,400	68%	96.1%	96.1%	96.2%	94.8%	95.0%	$386,937,792	81%	82%	209

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	93.6	93.6	95.8	95.8	95.8	10,349,508	3	2	15
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	N/A	7,997,604	2	2	8

Subtotal / Weighted Average			378,000	4%	92.9%	92.9%	94.2%	94.2%	95.8%	$18,347,112	5%	4%	23

Grand Total / Weighted Average			7,201,400	72%	96.0%	95.9%	96.0%	94.7%	95.1%	$405,284,904	86%		232
Grand Total - SLG share of Annualized Rent										$362,961,634		86%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	305,856	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	47.0	47.0	47.0	47.0	80.3	1,341,972	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	55.7	63.3	63.3	70.8	78.7	1,674,168	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	68.1	59.4	59.4	59.4	59.4	1,622,040	0	0	8
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.5	80.5	79.8	79.2	79.2	1,776,840	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	88.0	88.0	71.2	78.2	78.2	2,646,480	1	1	4
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	75.4	75.4	72.5	72.5	72.5	3,003,756	1	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	70.9	70.9	86.0	86.0	86.0	2,568,468	1	1	10
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	69.5	4,213,992	1	1	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	69.3	66.6	87.5	87.5	87.5	3,915,624	1	1	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	90.3	89.5	76.9	76.9	76.9	4,762,596	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	89.5	89.5	95.3	95.3	95.3	3,791,496	1	1	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	89.0	88.7	94.3	94.3	94.3	12,044,316	3	3	17
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	76.5	76.5	74.6	74.6	88.5	4,201,284		1	8
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	6,483,120		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	86.0	86.0	86.0	78.7	79.7	5,749,200	2	1	20
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	63.5	60.9	60.9	60.9	53.6	2,934,948	1	1	17

Total / Weighted Average Consolidated Properties			2,785,500	28%	78.1%	77.5%	79.5%	79.5%	81.1%	$63,036,156	14%	14%	151

Grand Total / Weighted Average			2,785,500	28%	78.1%	77.5%	79.5%	79.5%	81.1%	$63,036,156			151
Grand Total - SLG share of Annualized Rent										$57,800,798		14%

Reckson Portfolio Grand Total			9,986,900	100%	91.0%	90.8%	91.4%	90.4%	91.1%	$468,321,060			383
Portfolio Grand Total - SLG Share of Annualized Rent										$420,762,432	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Development Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Cash Rent ($’s)	Book Value	Tenants
“Non Same Store”
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	66,174,767	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$66,174,767	—

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of	S&P
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$130,345,702	(1)	$43.11	9.3%	$74,084,968	6.4%	A-
Viacom International, Inc.	1515 Broadway	2018 & 2031	1,330,735	82,494,506		$61.99	5.9%	82,494,506	7.1%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2014 & 2020	1,238,829	72,425,397		$58.46	5.2%	69,026,467	6.0%	A
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	42,207,044		$52.55	3.0%	21,069,757	1.8%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	35,285,208		$54.74	2.5%	11,383,008	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,346,315		$66.76	2.9%	21,086,621	1.8%
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,201,000		$40.93	1.4%	20,201,000	1.7%	BBB+
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	341,903	14,283,746		$41.78	1.0%	14,283,746	1.2%
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	22,575,899		$66.52	1.6%	22,575,899	1.9%	A-
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	14,966,490		$44.12	1.1%	14,966,490	1.3%
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	16,035,629		$55.38	1.1%	10,410,332	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,761,937		$38.11	0.8%	10,761,937	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,159,835		$61.40	1.2%	8,241,516	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	10,452,722		$41.35	0.7%	10,452,722	0.9%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,906,213		$36.70	0.6%	8,906,213	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,452,722		$44.91	0.7%	10,452,722	0.9%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,828,400		$25.59	0.4%	5,828,400	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,093,850		$49.65	0.8%	5,538,050	0.5%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2021	213,456	10,827,225		$50.72	0.8%	9,757,683	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2013, 2015 & 2030	207,136	7,727,911		$37.31	0.6%	7,727,911	0.7%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,419,757		$68.40	0.9%	12,419,757	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	181,336	5,019,205		$27.68	0.4%	5,019,205	0.4%	A-
United Nations	220 East 42nd Street	2017, 2021 & 2022	169,137	7,759,484		$45.88	0.6%	7,759,484	0.7%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,418,510		$82.97	1.0%	13,418,510	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	9,802,433		$61.29	0.7%	9,802,433	0.8%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	157,433	8,138,474		$51.69	0.6%	8,138,474	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,230,307		$82.52	0.9%	12,230,307	1.1%
Banque National De Paris	919 Third Avenue	2016	145,834	9,376,452		$64.30	0.7%	4,781,990	0.4%
The Segal Company (Eastern States), Inc.	333 West 34th Street	2025	144,307	8,133,480		$56.36	0.6%	8,133,480	0.7%
Draft Worldwide Inc.	919 Third Avenue	2013	141,260	8,417,222		$59.59	0.6%	4,292,783	0.4%

Total			13,200,067	$679,093,075	(1)	$51.45	48.4%	$525,246,371	45.4%

Portfolio Grand Total			29,721,879	$1,404,134,376	(1)	$47.24		$1,158,135,979

(1) - Reflects the net rent of $41.68 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $59.53.

Total PSF annualized rent for the largest tenants would be $55.21 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $48.91.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/13			1,408,480

Space which became available during the Quarter (2):
Office
	51 East 42nd Street	3	9,509	9,509	$40.11
	120 West 45th Street	4	21,339	21,358	$51.53
	220 East 42nd Street	4	24,557	24,557	$60.57
	317 Madison Avenue	4	6,028	6,635	$49.12
	331 Madison Avenue	1	7,000	7,000	$38.29
	420 Lexington Avenue	18	40,373	50,560	$51.19
	521 Fifth Avenue	3	15,889	18,198	$63.27
	609 Fifth Avenue	4	15,783	16,027	$68.89
	625 Madison Avenue	1	3,343	3,343	$57.50
	673 First Avenue	1	3,500	3,500	$40.54
	750 Third Avenue	1	5,811	5,811	$60.98
	1185 Avenue of the Americas	1	25,000	25,000	$54.41
	1350 Avenue of the Americas	3	9,196	17,696	$74.95
	1515 Broadway	2	79,118	82,746	$57.54
	Total/Weighted Average	50	266,446	291,940	$56.67

Retail
	625 Madison Avenue	2	9,849	10,136	$363.47
	Total/Weighted Average	2	9,849	10,136	$363.47

Storage
	180 Maiden Lane	1	346	346	$34.18
	220 East 42nd Street	2	1,089	1,218	$28.83
	317 Madison Avenue	1	86	86	$24.91
	420 Lexington Avenue	1	138	165	$25.00
	1350 Avenue of the Americas	1	88	88	$30.50
	1515 Broadway	1	1,729	1,729	$25.00
	Total/Weighted Average	7	3,476	3,632	$27.29

	Total Space which became available during the Quarter
	Office	50	266,446	291,940	$56.67
	Retail	2	9,849	10,136	$363.47
	Storage	7	3,476	3,632	$27.29
		59	279,771	305,708	$66.49

	Total Available Space		1,688,251

(1)          Escalated rent is calculated as total annual income less electric charges.

(2)          Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,688,251

Office
	51 East 42nd Street	5	4.2	15,898	18,681	$37.60	$—	$5.47	1.6
	110 East 42nd Street	1	5.0	1,906	2,014	$50.00	$—	$65.26	2.0
	120 West 45th Street	5	2.8	39,665	41,866	$53.69	$68.98	$2.21	0.3
	125 Park Avenue	2	11.0	33,908	38,026	$51.50	$61.49	$72.50	6.0
	220 East 42nd Street	1	3.0	12,077	13,222	$42.00	$56.60	$—	3.0
	317 Madison Avenue	4	3.0	5,856	6,673	$39.80	$—	$2.88	0.7
	331 Madison Avenue	1	5.0	7,000	8,298	$34.00	$—	$2.80	—
	420 Lexington Avenue	10	4.8	17,682	18,929	$43.64	$50.75	$30.63	0.8
	521 Fifth Avenue	1	5.0	5,822	6,580	$60.00	$35.20	$79.61	5.0
	555 West 57th Street	2	13.7	4,127	7,374	$40.00	$—	$55.00	3.0
	609 Fifth Avenue	4	6.7	14,476	15,509	$76.43	$80.67	$15.46	1.6
	625 Madison Avenue	1	6.8	7,900	8,895	$65.00	$62.90	$32.00	3.5
	673 First Avenue	1	0.5	3,500	3,500	$40.54	$40.54	$—	—
	750 Third Avenue	2	7.3	11,109	12,416	$56.32	$53.28	$62.25	7.8
	810 Seventh Avenue	3	6.4	24,007	26,320	$48.86	$61.80	$70.61	2.8
	1515 Broadway	2	3.7	79,118	84,122	$51.79	$56.60	$—	—
	Total/Weighted Average	45	5.4	284,051	312,425	$50.81	$58.03	$24.94	2.0

Storage
	420 Lexington Avenue	2	4.8	567	630	$25.00	$27.98	$—	0.8
	555 West 57th Street	1	10.0	1,700	3,652	$15.00	$—	$—	—
	1515 Broadway	1	0.8	1,729	1,729	$25.00	$25.00	$—	—
	Total/Weighted Average	4	6.8	3,996	6,011	$18.92	$25.19	$—	0.1

Leased Space
	Office (3)	45	5.4	284,051	312,425	$50.81	$58.03	$24.94	2.0
	Storage	4	6.8	3,996	6,011	$18.92	$25.19	$—	0.1
	Total	49	5.4	288,047	318,436	$50.21	$57.70	$24.46	1.9

Total Available Space as of 6/30/13				1,400,204

Early Renewals
Office
	110 East 42nd Street	1	3.0	982	982	$50.00	$47.17	$1.63	1.0
	304 Park Avenue South	2	9.8	64,315	68,292	$62.96	$53.34	$20.00	—
	420 Lexington Avenue	3	3.5	1,686	2,127	$54.68	$52.58	$3.46	—
	485 Lexington Avenue	1	5.0	173,278	178,024	$59.00	$53.28	$21.41	1.0
	521 Fifth Avenue	1	5.3	3,375	3,707	$48.00	$55.39	$5.73	4.0
	555 West 57th Street	2	14.9	32,900	37,184	$42.35	$36.75	$37.65	6.6
	609 Fifth Avenue	1	10.0	27,836	29,524	$75.00	$58.24	$23.40	—
	810 Seventh Avenue	1	5.3	7,741	8,747	$50.00	$45.05	$—	—
	Total/Weighted Average	12	7.6	312,113	328,587	$58.96	$51.65	$22.21	1.3

Retail
	125 Park Avenue	1	10.0	430	430	$44.19	$48.84	$—	—
	485 Lexington Avenue	2	6.9	21,859	21,432	$117.07	$91.88	$—	—
	Total/Weighted Average	3	6.9	22,289	21,862	$115.64	$91.04	$—	—

Storage
	420 Lexington Avenue	1	5.0	131	202	$27.00	26.52	$—	—
	Total/Weighted Average	1	5.0	131	202	$27.00	$26.52	$—	—

Renewals
	Early Renewals Office	12	7.6	312,113	328,587	$58.96	$51.65	$22.21	1.3
	Early Renewals Retail	3	6.9	22,289	21,862	$115.64	$91.04	$—	—
	Early Renewals Storage	1	5.0	131	202	$27.00	$26.52	$—	—
	Total	16	7.5	334,533	350,651	$62.47	$54.09	$20.81	1.3

(1)    Annual initial base rent.

(2)    Escalated rent is calculated as total annual income less electric charges.

(3)    Average starting office rent excluding new tenants replacing vacancies is $52.32/rsf for 181,215 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $56.60/rsf for 509,802 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/13			1,165,679

Space which became available during the Quarter (2):
Office
	1100 King Street - 3 Int’l Drive	1	6,774	6,774	$25.35
	1100 King Street - 4 Int’l Drive	1	7,958	7,958	$33.09
	140 Grand Street	1	2,698	2,698	$40.96
	1 Landmark Square	2	5,583	5,583	$28.94
	2 Landmark Square	2	4,807	4,807	$37.95
	300 Main Street	1	1,000	1,000	$30.25
	750 Washington Boulevard	1	2,824	2,824	$46.65
	1055 Washington Boulevard	1	3,360	3,360	$27.12
	500 West Putnam Avenue	1	3,935	3,935	$39.12
	The Meadows	3	22,085	22,085	$30.84
	16 Court Street	4	4,083	4,267	$33.81
	Total/Weighted Average	18	65,107	65,291	$32.50

Storage
	1 Landmark Square	1	180	150	$15.00
	5 Landmark Square	1	100	134	$15.00
	The Meadows	1	600	600	$18.00
	Jericho Plaza	1	200	201	$17.48
	Total/Weighted Average	4	1,080	1,085	$17.12

	Total Space which became available during the Quarter
	Office	18	65,107	65,291	$32.50
	Storage	4	1,080	1,085	$17.12
		22	66,187	66,376	$32.25

	Total Available Space		1,231,866

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,231,866

Office
	1100 King Street - 4 Int’l Drive	1	2.3	15,810	15,810	$24.00	$—	$—	3.0
	200 Summit Lake Drive	1	7.6	6,601	6,601	$22.50	$—	$43.78	7.0
	500 Summit Lake Drive	1	5.8	1,854	1,854	$24.50	$—	$20.00	—
	140 Grand Street	1	2.7	2,698	2,698	$40.96	$40.96	$—	3.0
	360 Hamilton Avenue	1	5.3	1,134	2,449	$34.00	$—	$17.72	3.0
	1 Landmark Square	2	5.3	4,008	4,175	$38.05	$—	$23.35	3.0
	2 Landmark Square	1	3.1	2,550	2,550	$33.25	$40.30	$3.00	1.0
	3 Landmark Square	1	5.0	5,906	7,487	$28.00	$—	$—	2.0
	4 Landmark Square	1	5.0	7,500	7,500	$28.00	$—	$—	2.0
	300 Main Street	1	1.1	1,000	1,000	$30.46	$30.25	$—	—
	750 Washington Boulevard	1	3.2	2,824	2,824	$40.00	$46.85	$1.50	2.0
	1010 Washington Boulevard	1	3.2	3,601	3,601	$31.00	$—	$14.00	2.0
	1055 Washington Boulevard	1	0.6	3,360	3,360	$22.25	$27.12	$—	—
	500 West Putnam Avenue	1	0.5	3,935	3,935	$43.00	$39.12	$—	—
	The Meadows	3	4.2	16,213	16,213	$25.67	$29.75	$33.22	—
	16 Court Street	3	7.6	5,346	6,503	$34.53	$32.32	$35.28	0.6
	Total/Weighted Average	21	4.1	84,340	88,560	$29.02	$34.96	$14.65	1.9

Storage
	The Meadows	1	2.3	600	600	$18.00	$—	$—	—
	Jericho Plaza	1	1.0	200	201	$17.48	$17.48	$—	—
	Total/Weighted Average	2	1.9	800	801	$17.87	$17.48	$—	—

Leased Space
	Office (3)	21	4.1	84,340	88,560	$29.02	$34.96	$14.65	1.9
	Storage	2	1.9	800	801	$17.87	$17.48	$—	—
	Total	23	4.1	85,140	89,361	$28.92	$34.84	$14.52	1.9

Total Available Space as of 6/30/13				1,146,726

Early Renewals
Office
	1100 King Street - 4 Int’l Drive	1	5.3	2,615	2,615	$24.50	$34.23	$22.00	3.0
	1100 King Street - 5 Int’l Drive	1	6.7	10,000	10,902	$24.00	$28.50	$20.00	7.0
	500 Summit Lake Drive	1	5.3	3,084	3,084	$25.00	$30.79	$8.10	4.0
	750 Washington Boulevard	1	6.4	21,349	21,349	$39.17	$38.70	$—	1.0
	The Meadows	1	11.0	36,920	36,920	$24.00	$28.38	$21.18	11.0
	Jericho Plaza	3	9.5	44,470	44,470	$32.52	$38.03	$35.11	11.0
	16 Court Street	1	1.0	3,395	3,156	$37.08	$36.44	$—	—
	Total/Weighted Average	9	8.8	121,833	122,496	$30.11	$34.08	$21.58	8.3

Renewals
	Early Renewals Office	9	8.8	121,833	122,496	$30.11	$34.08	$21.58	8.3
	Total	9	8.8	121,833	122,496	$30.11	$34.08	$21.58	8.3

(1) Annual initial base rent.

(2) Escalated Rent is calculated as total annual income less electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $33.35/rsf for 28,912 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $30.73/rsf for 151,408 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2013 (1)	8	28,478	0.16%	$1,556,676	$54.66	$62.12		1	4,000	0.07%	$213,960	$53.49	$60.00
In 2nd Quarter 2013 (1)	4	18,341	0.10%	$1,033,944	$56.37	$69.85		0	0	0.00%	$0	$0.00	$0.00
In 3rd Quarter 2013	26	187,149	1.06%	$9,924,468	$53.03	$53.81		3	9,309	0.16%	$445,944	$47.90	$54.68
In 4th Quarter 2013	34	326,377	1.85%	$19,460,232	$59.63	$67.51		2	7,322	0.13%	$486,960	$66.51	$64.82

Total 2013	72	560,345	3.17%	$31,975,320	$57.06	$62.74		6	20,631	0.36%	$1,146,864	$55.59	$59.31

1st Quarter 2014	38	347,763	1.97%	$21,111,576	$60.71	$66.92		11	56,952	1.00%	$3,664,992	$64.35	$65.72
2nd Quarter 2014	29	1,085,658	6.14%	$55,474,932	$51.10	$50.89		8	268,300	4.72%	$15,418,224	$57.47	$72.61
3rd Quarter 2014	27	98,978	0.56%	$6,373,200	$64.39	$70.32		5	84,837	1.49%	$2,531,724	$29.84	$41.03
4th Quarter 2014	29	192,461	1.09%	$13,766,496	$71.53	$142.83		1	20,010	0.35%	$992,460	$49.60	$60.00

Total 2014	123	1,724,860	9.75%	$96,726,204	$56.08	$65.50		25	430,099	7.57%	$22,607,400	$52.56	$64.88

2015	131	800,112	4.52%	$41,265,101	$51.57	$58.37		26	226,078	3.98%	$12,548,736	$55.51	$62.41
2016	100	1,053,312	5.96%	$60,396,132	$57.34	$69.22		20	192,438	3.39%	$10,735,752	$55.79	$65.02
2017	114	1,842,141	10.42%	$101,368,939	$55.03	$57.42		13	159,931	2.81%	$9,380,160	$58.65	$59.43
2018	56	727,793	4.12%	$53,478,156	$73.48	$90.34		23	479,745	8.44%	$30,075,325	$62.69	$60.02
2019	25	750,024	4.24%	$46,116,696	$61.49	$61.98		7	147,945	2.60%	$10,822,824	$73.15	$70.25
2020	43	2,305,607	13.04%	$133,400,256	$57.86	$66.57		13	275,975	4.85%	$13,331,448	$48.31	$64.16
2021	42	2,398,593	13.56%	$126,572,068	$52.77	$57.07		7	127,019	2.23%	$5,830,788	$45.90	$60.23
2022	33	775,745	4.39%	$44,887,104	$57.86	$76.16		12	200,493	3.53%	$11,208,804	$55.91	$63.74
Thereafter	79	4,743,797	26.83%	$252,735,752	$53.28	$62.09		19	789,614	13.89%	$48,391,631	$61.29	$64.18
	818	17,682,329	100.00%	$988,921,728	$55.93	$63.89		171	3,049,968	53.65%	$176,079,732	$57.73	$63.36

							(4)	1	2,634,670	46.35%	$109,811,160
								172	5,684,638	100.00%	$285,890,892

(1) Includes month to month holdover tenants that expired prior to June 30, 2013.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $41.68/psf with annual CPI escalation.

(5) Management’s estimate of average asking rents for currently occupied space as of June 30, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2013 (1)	15	108,872	3.53%	$1,848,180	$16.98	$19.21	3	44,023	4.44%	$1,342,884	$30.50	$26.88
In 2nd Quarter 2013 (1)	9	25,385	0.82%	$788,544	$31.06	$33.39	2	3,416	0.34%	$93,108	$27.26	$26.00
In 3rd Quarter 2013	8	44,257	1.43%	$1,522,046	$34.39	$35.03	5	66,201	6.68%	$1,959,468	$29.60	$31.32
In 4th Quarter 2013	8	26,411	0.86%	$728,736	$27.59	$27.99	3	10,812	1.09%	$326,460	$30.19	$26.19

Total 2013	40	204,925	6.64%	$4,887,506	$23.85	$25.52	13	124,452	12.55%	$3,721,920	$29.91	$29.15

1st Quarter 2014	14	70,867	2.30%	$2,423,028	$34.19	$29.65	6	60,312	6.08%	$1,786,512	$29.62	$27.20
2nd Quarter 2014	11	32,158	1.04%	$1,169,388	$36.36	$33.98	3	12,849	1.30%	$402,096	$31.29	$33.32
3rd Quarter 2014	8	38,424	1.24%	$1,298,736	$33.80	$33.19	4	51,082	5.15%	$1,815,756	$35.55	$33.40
4th Quarter 2014	13	80,717	2.61%	$2,879,580	$35.68	$36.44	5	111,652	11.26%	$4,140,360	$37.08	$35.37

Total 2014	46	222,166	7.20%	$7,770,732	$34.98	$33.35	18	235,895	23.79%	$8,144,724	$34.53	$32.74

2015	57	347,201	11.24%	$10,814,386	$31.15	$32.45	17	157,294	15.86%	$4,847,052	$30.82	$31.22
2016	60	637,060	20.63%	$20,885,820	$32.78	$33.98	8	67,509	6.81%	$2,008,116	$29.75	$28.22
2017	37	178,454	5.78%	$7,027,728	$39.38	$37.36	9	82,537	8.32%	$2,639,400	$31.98	$34.65
2018	39	260,047	8.42%	$8,891,086	$34.19	$35.09	5	84,813	8.55%	$2,889,744	$34.07	$32.27
2019	18	450,649	14.60%	$12,250,104	$27.18	$29.00	4	47,705	4.81%	$1,623,468	$34.03	$32.55
2020	21	298,866	9.68%	$9,514,500	$31.84	$34.59	3	41,357	4.17%	$1,433,196	$34.65	$33.95
2021	12	168,341	5.45%	$4,388,099	$26.07	$28.37	3	76,346	7.70%	$2,614,536	$34.25	$35.58
2022	9	49,152	1.59%	$1,530,396	$31.14	$32.43	0	0	0.00%	$0	$0.00	$0.00
Thereafter	21	270,822	8.77%	$9,237,447	$34.11	$35.98	2	73,730	7.44%	$2,201,796	$29.86	$26.00
	360	3,087,683	100.00%	$97,197,804	$31.48	$32.67	82	991,638	100.00%	$32,123,952	$32.39	$31.62

(1) Includes month to month holdover tenants that expired prior to June 30, 2013.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of June 30, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2013	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	90.2	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.4	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.8	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.8	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	94.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	81.6	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	93.7	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.4	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.8	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	90.6	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	87.9	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	93.4	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	84.2	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	100.0	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	66.7	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	83.2	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	90.6	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	85.8	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	54.9	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.6	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	91.4	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	93.6	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2013	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	81.5	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	83.4	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	77.1	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	89.6	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	63.5	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	55.1	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	84.9	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	31.5	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	78.4	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - remaining 65%	Fee Interest	Brooklyn, New York	317,600	84.9	84.9	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2013	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	40.3	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	65.5	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	—	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	59.1	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	96.9	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.8	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	76.5	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, NY	66,611	—	20.2	$54,900,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).